                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 30, 1999


                                AUTONATION, INC.
                                ----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
-------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             1-13107                                73-1105145
             -------                                ----------
     (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)

                               110 S.E. 6TH STREET
                          FT. LAUDERDALE, FLORIDA 33301
                          -----------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 769-6000

                                      N.A.
                                      ----
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.           OTHER EVENTS

         On June 30, 1999, AutoNation, Inc. (the "Company") announced that it has begun a search for a new Chief Executive Officer. H. Wayne Huizenga and Steven R. Berrand, the Company's Co-Chief Executive Officers will continue to lead the Company until the new Chief Executive Officer is named. Mr. Huizenga will continue to serve as Chairman of the Board of the Company and Mr. Berrard will remain on the Company's Board of Directors following the appointment of the new Chief Executive Officer.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AUTONATION, INC.



                                                   By: /s/ James O. Cole
                                                      --------------------------
                                                   James O. Cole
                                                   Senior Vice President,
                                                   General Counsel and Secretary

Dated: July 1, 1999


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                                INDEX TO EXHIBITS


      EXHIBIT                        EXHIBIT
       NUMBER                      DESCRIPTION

         99.1         Press release dated June 30, 1999.